UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-12


                        SECURED DIGITAL APPLICATIONS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transactions applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                                       2

                       SECURED DIGITAL APPLICATIONS, INC.
                             Park 80 West, Plaza One
                             Saddle Brook, NJ 07663

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 1, 2006

To the Stockholders of Secured Digital Applications, Inc.:

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Secured Digital Applications, Inc., a Delaware corporation (the "Company"), will be held at 11:00 a.m. Eastern Time on August 1, 2006 at Park 80 West, Plaza One, , Concourse Level Board Room, Saddle Brook, NJ 07663, for the following purposes:

1. to elect one person who will serve as a Director of the Company until the 2009 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

2. to ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2006; and

3. to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business June 16, 2006 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Stockholders of record of the Company's common stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting at the Company's offices at Park 80 West, Plaza One, Saddle Brook, NJ 07663.

     All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, please complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed pre-addressed, United States postage-prepaid envelope. Non-United States shareholders should provide the appropriate postage. Any proxy may be revoked by delivery of a later-dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.


                       By Order of the Board of Directors

                            /s/ Valerie Hoi-Fah Looi
                            ---------------------------
                            Valerie Hoi-Fah Looi, Secretary
                            June 27, 2006

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED,
POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.



                       SECURED DIGITAL APPLICATIONS, INC.
                             Park 80 West, Plaza One
                             Saddle Brook, NJ 07663


                                 PROXY STATEMENT
                     FOR 2006 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 1, 2006


INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

     Our 2006 Annual Meeting of Stockholders will be held on August 1, 2006 at Park 80 West, Plaza One, Concourse Level Board Room, Saddle Brook, NJ 07663 at 11:00 a.m. Eastern Time. All record holders of our common stock at the close of business on June 16, 2006 may attend and vote at the Annual Meeting.

INFORMATION ABOUT THIS PROXY STATEMENT

     A proxy is written authorization for another person to vote your shares. We sent you this Proxy Statement and the enclosed Proxy Card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (SEC), which information is designed to assist you in voting your shares. We will begin mailing these proxy materials on or about June 27, 2006 to all record holders of the Company's common stock at the close of business on June 16, 2006. We will bear the entire expense of soliciting these proxies. In addition to our solicitation by mail, certain of our officers and other employees may solicit proxies, without additional remuneration for such services, in person, or by phone, fax or e-mail. If you decide to give us your proxy, you may revoke the proxy at any time before the closing of the polls at the Annual Meeting.

     No member of the Board of Directors has notified us of his or her intention to oppose any action intended to be taken at the Annual Meeting.

REQUIRED VOTE

     A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting.

     Cumulative voting in the election of Directors is not allowed. At the meeting, in accordance with the Company's charter documents and Delaware law, the shareholders: (i) by a plurality of the votes cast for each ballot shall elect one Class I director; (ii) by a majority of the shares of the Common Stock of the Company outstanding and entitled to vote at the meeting shall ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006; and (iii) by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. Accordingly, the Class I director nominees receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors. Broker non-votes will be disregarded. Shares of common stock held as treasury stock by the Company will not be voted.

     The Company has issued and outstanding a single class of common stock. Each holder of the common stock is entitled to one vote per share, either in person or by proxy. As of June 16, 2006, there were 136,342,742 shares of common stock issued and outstanding, excluding 424,890 shares of treasury stock. All of the holders of the 136,342,742 shares of common stock are entitled to vote their shares in person or by proxy.

     The actions to be taken at the Annual Meeting are anticipated to be of such nature and effect that no right of appraisal or dissent will be created. The failure to vote against the above matters will not constitute a waiver of any right of appraisal or dissent.

     The by-laws of the Company provide any shareholder that is entitled to vote at a meeting may authorize another person or persons to act for him by a written proxy. We have enclosed a proxy card that may be used by you to grant us your proxy by filling out, signing and returning the card to us in the enclosed postage-prepaid envelope. You may also grant your proxy in writing to another person. Our by-laws do not permit the granting of an irrevocable proxy unless the form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. The proxy that we are soliciting from you may be revoked at any time before the polls are closed at our annual meeting either by the submission of a new proxy or by written notice to us that the proxy has been revoked. The last proxy that you submit revokes all previous proxies.

                        PROPOSAL 1. ELECTION OF DIRECTOR

    The Company's Board of Directors is divided into three classes. Members of each class serve staggered terms. At the meeting, one Class I director will be elected to serve until the 2009 Annual Meeting of Stockholders, and thereafter until his successor is duly elected and qualified. Patrick Soon-Hock Lim, Valerie Hoi-Fah Looi and Wan Abdul Razak bin Muda will continue in office as Directors after the meeting. The Board has nominated Mustaffar Yacob who is currently serving as a director, for reelection as Class I director.


                                CLASS I DIRECTOR
       TERM OF OFFICE EXPIRING AT THE 2009 ANNUAL MEETING OF STOCKHOLDERS


NAME AND AGE                                    BUSINESS EXPERIENCE

Mustaffar Yacob, 56           Mr. Mustaffar served as a non-director member and
                              chairman of the Audit Committee since February
                              2006. He was appointed an independent Director in June 2006 to fill the remainder of the unexpired term of a Class I Director who resigned. Mr.
                              Mustaffar earned his Bachelor of Architecture from University of Queensland, Australia. He is a registered member of The Royal Australian
                              Institute of Architects. Prior to establishing
                              M.Y. Architect, he was the Managing Director of Kumpulan Arki-Reka Sdn Bhd from 1982 to 1997. He has served as a Director of Perwimas
                              Telecommunications Sdn Bhd, a subsidiary of the Company, since 1997. M.Y. Architect has an ongoing business relationship with the Company and its subsidiaries and has awarded contracts to the Company. As discussed below, the Board of Directors has determined that Mr. Mustaffar has the status of an independent director and will evaluate his status periodically in light of the business relationship between the Company and M.Y.
                              Architect.


                                CLASS II DIRECTOR
       TERM OF OFFICE EXPIRING AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS

NAME AND AGE                                        BUSINESS EXPERIENCE

Wan Abdul Razak bin Muda, 70  Mr. Muda has been a Director of the Company since
                              April 1999, and is a member of the Board's Audit Committee. He previously served as Chairman of the Board of Directors of the Company from April 1999 to June 2002. Mr. Muda has served as the Chairman of Secured Digital Applications (M) Sdn Bhd (formerly Animated Electronic Industries Sdn Bhd) and Perwimas Telecommunications Sdn Bhd since February 2003. Since 1992, he has been the Chairman and Director of Tiong Nam Transport Holding Bhd, a Malaysian public land cargo transportation and warehousing company. Prior to joining Tiong Nam Transport Holding, Mr. Muda had served in the Malaysian Police Force for 34 years. As part of his training, he attended numerous courses conducted by the Royal Malaysian Police Training College and rose from the rank and file to his last position as the Chief Police Officer of the state of Terengganu, Malaysia.

                               CLASS III DIRECTORS
       TERM OF OFFICE EXPIRING AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS

NAME AND AGE                                  BUSINESS EXPERIENCE

Patrick Soon-Hock Lim, 56     Mr. Lim has served as the President, Chief
                              Executive Officer and Director of the Company since April 1999. In June 2002, he was appointed as Chairman, Chief Executive Officer and Director of the Company. Mr. Lim has served as the Managing
                              Director at Secured Digital Applications (M) Sdn
                              Bhd since 1988 and has been involved in the multimedia industry for the past 12 years. He earned his Masters of Science from Reading
                              University, United Kingdom in 1973.

Valerie Hoi-Fah Looi, 48      Ms. Looi has served as the Corporate Secretary and
                              Director of the Company since April 1999 and, in such position, she is responsible for the corporate affairs of the Company. Ms. Looi has also served as the Senior Vice President, Corporate Affairs at Secured Digital Applications
                              (M) Sdn Bhd, a position she has held since 1990.
                              She has over 10 years experience in corporate affairs. She received her Diploma in Management from the Malaysian Institute of Management, Kuala
                              Lumpur.

     In accordance with the Delaware General Corporation Laws and the Company's Amended and Restated Certificate of Incorporation, a simple majority vote of all the votes entitled to be cast is needed to approve the election of Mustaffar Yacob to serve as a director of the Company until the 2009 Annual Meeting of Stockholders.

     No director, officer or affiliate of the Company and no owner of record or beneficial owner of more than five percent of any class of the Company's securities is a party adverse to the Company or any of its subsidiaries.

     The Company does not have a standing nominating committee. The Board has traditionally considered nominations as an informal committee of the whole in which all members participate. Nominations are formally considered and acted upon by the entire board. The Board considers this process to provide an appropriate basis for the consideration and nomination of director candidates.

     The Company does not have a standing compensation committee. The Board acts as an informal committee of the whole in determining compensation.

     During the fiscal year ended December 31, 2005, the Board of Directors held 3 board meetings. No member of the Board attended fewer than 75 percent of the board meetings or of any committee of the board. Regular attendance at board or committee meetings is considered a requirement of service on the Board. The Board does not, however, have a formal policy concerning attendance.

     Shareholders may communicate directly with the members of the Board of Directors by writing to the Board as a whole or to any individual director, care of Secured Digital Applications, Inc., Park 80 West, Plaza One, Saddle Brook, NJ 07663 or by using the "feedback" page on the Company's website at http://www.digitalapps.net/feedback.htm. All such mail received is forwarded directly to the Board or to any individual director.

Executive Compensation

     The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and other executive officers who were serving as executive officers at the end of the last completed fiscal year and whose salary and bonus aggregated were in excess of $100,000. No other compensation not covered in the following table was paid or distributed by the Company to such persons during the period covered. Employee Directors receive no additional compensation for service on the Board of Directors of the Company. Outside Directors received no compensation from the Company as such during this period, except as indicated below.

     On August 3, 2004, the Company granted stock options to directors and officers of the Company. Mr. Lim, the current Chief Executive Officer, Chairman and Director was granted an option for 500,000 common shares at $0.20 exercisable until August 2, 2009. Mr. Muda, a Director, was granted an option for 100,000 common shares at $0.20 exercisable until August 2, 2009. Miss Looi, the current Secretary and Director, was granted an option for 500,000 common shares at $0.20 exercisable until August 2, 2009. Mr. Yong, the current Chief Accounting Officer, was granted an option for 300,000 common shares at $0.20 exercisable until August 2, 2009. The closing price of the common stock on August 3, 2004 was $0.24.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL
                                                COMPENSATION
                                             -------------------
NAME AND PRINCIPAL POSITION       YEAR       SALARY        BONUS
-----------------------------     ----       ------        -----
Patrick Soon-Hock Lim             2005         -             -
Chairman, Chief Executive         2004         -             -
Officer and Director              2003         -             -


LSH Assets Holdings Sdn Bhd ("LSH"), of which Chairman and Chief Executive Officer Patrick Lim is a controlling principal, billed the Company's Malaysian subsidiary, SDAM, management fees of $60,000 and $120,000 and administrative and clerical expenses of $25,309 during fiscal years 2004 and 2005.

     In addition, the Company has in effect a shareholder approved equity incentive program, the 2005 Employee Officer and Director Stock Plan, under which up to 10,000,000 shares of the Company's common stock may be issued. No securities have been issued under the 2005 Employee, Officer and Director Stock Plan. As set forth above, the Company prior to the adoption of the 2005 Plan had awarded stock or options to certain directors and managers of the Company.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth the number of shares of the Company's common stock beneficially owned by (i) each person who, as of April 8, 2004, was known by the Company to own beneficially more than five percent (5%) of its common stock;
(ii) each of the Directors and Executive Officers of the Company and (iii) the Directors and Executive Officers of the Company as a group. As of June 26, 2006, there were 136,767,632 common shares issued.


         NAME AND ADDRESS                   NUMBER OF SHARES OF     PERCENT OF
         OF BENEFICIAL OWNER                BENEFICIAL OWNER (1)      CLASS

         Patrick Soon-Hock Lim                 51,245,000 (2)         38.31

         Valerie Hoi-Fah Looi                   4,860,000              3.63

         Wan Abdul Razak bin Muda                 400,000                *

         Mustaffar Yacob                                0                *

         Voon-Fui Yong                             62,400                *
                                            -------------      ------------
         All Officers and Directors as
         a Group (4 persons)                   56,567,400             41.36
                                            =============      ============
         * Less than 1%.


               (1) The inclusion herein of any shares of common stock as beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole investment and voting power with respect to the shares listed.

               (2) Includes (a) 8,000,000 shares directly owned by Mr. Lim's wife, (b) 8,000,000 shares directly owned by Mr. Lim's son and
               (c) 25,245,000 shares owned by LSH Asset Holdings Sdn Bhd, a corporation controlled by Mr. Lim and his wife.

                                 RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE DIRECTOR STANDING FOR ELECTION.



       PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors recommends that the stockholders ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. ("RMSB&G"), of Saddle Brook, New Jersey, as the Company's independent public accounting firm for the year ended December 31, 2006. At the meeting, the Company will ask stockholders to ratify the Board's selection.

     In accordance with the Delaware General Corporation Laws and the Company's Amended and Restated Certificate of Incorporation, a simple majority vote of all the votes entitled to be cast is needed to ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the independent auditor of the Company for the fiscal year ended December 31, 2006.

GHP Horwath, P.C. ("GHP") of Denver, Colorado, served as the Company's independent public accounting firm for the fiscal year ended December 31, 2005, but declined to stand for re-election after completion of the 2005 audit. During the past two years, during which GHP provided audit services, there has been no adverse opinion or disclaimer of opinion, or modification of opinion as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph describing the Company's restatement of its 2004 consolidated financial statements to reflect the correction of an error included in an amended Form 10KSB/A filed on April 10, 2006. There were no disagreements with GHP Horwath, resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of GHP Horwath, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On May 1, 2006, the Company engaged RMSB&G as the Company's independent public accounting firm for the year ending December 31, 2006. RMSB&G will also perform reviews of SDA's unaudited quarterly financial information for the quarters ended March 31, June 30 and September 30, 2006.

Before its engagement as the Company's independent public accounting firm, RMSB&G previously was engaged by the Company as a consultant to assist management in applying the provisions of SFAS 133 and EITF 00-19. RMSB&G also assisted in the preparation of restated financial statements for the year ended December 31, 2004 and the quarters ended March 31, June 30, and September 30, 2005. The fee for the consulting services was $16,000. The restated financial statements were undertaken in response to a comment letter from the Securities and Exchange Commission regarding its accounting treatment applied to the May 2004 issuance of a convertible term note, convertible preferred stock of a subsidiary and warrants issued in connection with a $7 million financing.

Audit Committee

The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Members of the Audit Committee are Mustaffar Yacob (Chairman), Patrick Soon-Hock Lim and Wan Abdul Razak bin Muda. The Board has determined that at least one person on the Audit Committee, Patrick Soon-Hock Lim, qualifies as a "financial expert" as defined by SEC rules implementing Section 406 of the Sarbanes-Oxley Act. Mr. Razak bin Muda meets the SEC definition of an "independent" director under the definition of independent director promulgated by the Rule 4200 of the National Association of Securities Dealers. Mr. Yacob is an independent director under Rule 4200, but his status will be subject to periodic evaluation. Mr. Yacob is affiliated with M.Y. Architect Sdn Bhd, which is a customer of the Company. At the present time, the fees paid by M.Y. Architect are not in excess of 5 percent of the Company's annual consolidated gross revenues. Should the fee revenue generated by M.Y. Architect exceed 5 percent, Mr. Mustaffar will no longer have the status of an independent director.

Audit Fees

     This category consists of fees for the audit of annual financial statements, review of financial statements included in quarterly reports on Form 10-QSB and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

     GHP Horwath provided professional services for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2005 and 2004. GHP's audit fees were $101,400 and $96,700 respectively.

Audit Related Fees

     This category consists of assurance and related services by the independent auditor that are reasonably related to the performance of the audit and review of financial statements and are not reported under audit fees.

     For the fiscal years ended December 31, 2005 and 2004, the Company did not incur any fees for assurance and related services.

Tax Fees

     There were no fees billed or other services performed by GHP Horwath, P.C. for fiscal years ended December 31, 2005 and 2004.

Other Fees

     There were no fees billed or other services performed by GHP Horwath, P.C. for fiscal years ended December 31, 2005 and 2004.

Determination of Auditor Independence

     The Audit Committee has determined that the provision of services covered by the preceding paragraphs is compatible with maintaining the principal accountant's independence for the Company.

                                 RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ROTENBERG MERIL SOLOMON BERTIGER & GUTTILLA, P.C. AS THE INDEPENDENT AUDITORS.

                                  OTHER MATTERS

     At the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named in the enclosed proxy, or their substitutes, will vote on such business in accordance with their best judgment on such matters.

                            PROPOSALS OF SHAREHOLDERS

     There are no shareholder proposals to be considered at the Meeting. Shareholder proposals intended for presentation at the Company's 2007 Annual Meeting of Stockholders, other than nominations for Board, should be sent to Park 80 West, Plaza One, Saddle Brook, NJ 07663, Attention: Ms. Valerie Looi, Vice President and Secretary and must be received by the Company 45 days before the mailing of the 2007 Proxy Statement to be included, if eligible, in the Company's proxy solicitation. If the Company's Annual Meeting is moved to a calendar date more than 30 days from the 2006 Annual Meeting, such proposals must be received within a reasonable time before mailing.


                  DELIVERY OF ANNUAL REPORT AND PROXY STATEMENT

A copy of the Company's most recent Form 10-KSB/A Annual Report as filed with the Securities and Exchange Commission was mailed to stockholders on or about June 27, 2006 The Company will at its own expense provide copies of its Annual Report on Form 10-KSB/A to stockholders of the Company upon request. For a copy of the Annual Report, please write to Secured Digital Applications, Inc., Park 80 West, Plaza One, Saddle Brook, NJ 07663.

Only one annual report and proxy statement are being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will, however, promptly upon written or oral request deliver separate copies of the annual report or proxy statement to a stockholder at a shared address. The request may be made in writing to Secured Digital Applications, Inc., Park 80 West, Plaza One, Saddle Brook, NJ 07663, by calling (201) 843-0222 or by using the "feedback" feature of the Company's web page at http://www.digitalapps.net/feedback.htm. Stockholders may also notify the Company at this address if they wish to receive separate copies of an annual report or proxy statement in the future at the same address or, if they are presently receiving multiple copies, to receive a single copy.


By Order of the Board of Directors

/s/ Valerie Hoi-Fah Looi
------------------------
Valerie Hoi-Fah Looi, Secretary
Selangor, Malaysia
June 27, 2006

                                   PROXY CARD


                                REVOCABLE PROXY
                       SECURED DIGITAL APPLICATIONS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 1, 2006



The undersigned hereby appoints Patrick Soon-Hock Lim (the Proxy Holder), with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Secured Digital Applications, Inc. ("SDGL"), to be held at Park 80 West, Plaza One, Concourse Level Board Room, Saddle Brook, NJ 07663 at 11:00 a.m. Eastern Time, and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated June 27, 2006 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof. To provide specifications as to how this proxy should be voted, mark the space to the left of the available choices. Sign and date the Proxy Card where indicated below.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1. To elect a Class One Director.

Mustaffar Yacob         [ ____ ]  FOR    [ ____ ]  WITHHELD

2. To ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company's independent accountants for the ensuing year.

             [ ____ ]  FOR    [ ___ ]  AGAINST  [ ___ ]  ABSTAIN

3 In the Proxy Holder's discretion, upon such other matter or matters that may properly come before the 2006 Annual Meeting, or any adjournments thereof, where the exercise of discretionary authority is not contrary to applicable law. It is anticipated that such discretionary authority will be exercised in favor of matters or proposals that are supported formally or informally by a majority of the Board of Directors.

              [ ____ ]  Discretion Granted  [____] Discretion Not Granted

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF THE COMPANY'S NOMINEE FOR DIRECTOR AND FOR PROPOSAL 2, AND DISCRETION IS GRANTED TO THE PROXY HOLDER WITH REGARD TO SUCH OTHER MATTERS THAT MAY COME BEFORE THE STOCKHOLDERS.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please be sure to sign and date this Proxy in the box below.


Dated:                                           Signature


                                                 -----------------
                                                 Print Name: